FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of
                    the Securities Exchange Act of 1934

                        Date of Report: April 20, 1999
                       (Date of earliest event reported)



      LEVITZ FURNITURE INCORPORATED            LEVITZ FURNITURE CORPORATION
(Exact name of registrant as specified   (Exact name of registrant as specified
             in its charter)                          in its charter)



   DELAWARE       1-12046     23-2351830      FLORIDA      33-61534      23-1657490
  (State or    (Commission   (IRS Employer   (State or    (Commission  (IRS Employer
    other      File Number)  Identification    other         File     Identification
 jurisdiction                    No.)       jurisdiction    Number)        No.)
      of                                         of
incorporation)                             incorporation)



                         7887 NORTH FEDERAL HIGHWAY
                         BOCA RATON, FLORIDA 33487
                                 (561) 994-6006
     (Address including zip code, and telephone number including area code of registrants' principal executive offices)


Item 5. Other Events.

            On April 20, 1999, Levitz Furniture Corporation, a Florida corporation (the "Company") and Levitz Furniture Incorporated, a Delaware corporation ("LFI"), announced that, as part of their continuing long-term business plan, they, along with various of their debtor subsidiaries, entered into a sale-leaseback transaction (the "Sale- Leaseback Transaction") involving certain owned or leased properties, as described below. The Sale-Leaseback Transaction, in conjunction with the warehouse rationalization plan previously announced by the Company and various of its debtor subsidiaries (the "Warehouse Plan"), is intended to permit the Company and its affiliates to realize value from the subject properties. The Company will continue retail operations at the properties involved in the Sale-Leaseback Transaction. In connection with the Sale-Leaseback Transaction, the Company and various of its debtor subsidiaries sold and/or assigned for value their interests in the subject properties, in their entirety, and then leased back that portion of the properties to be used for the continuing retail operations, thereby avoiding a disruption of their operations.

            In connection with the Sale-Leaseback Transaction, the Company and various of its debtor subsidiaries entered into a Contract of Sale, dated April 20, 1999, as amended, with Klaff Realty, LP, Lubert-Adler Capital Real Estate Fund II, L.P., Lubert- Adler Real Estate Fund II, L.P., Lubert-Adler Parallel Fund II, L.P. (collectively, Klaff- Adler") pursuant to which the Company and various of its debtor subsidiaries agreed to (a) sell their fee interests in eight parcels of real property (the "Fee Property") and (b) assume and assign their leasehold interests in fourteen parcels of real property (the "Leases" and together with the Fee Property, the "Property") to various entities owned by Klaff-Adler for approximately $67,306,000 (the "Purchase Price"), less certain typical closing adjustments.

            Contemporaneously therewith, the Company and certain of its debtor subsidiaries entered into a Unitary Lease (the "Levitz Lease") with Klaff-Adler to lease the Property back from Klaff-Adler for a 20-year initial term (the "Initial Term"). The Levitz Lease requires the Company and various of its debtor subsidiaries to pay Klaff- Adler annual basic rent equal to 10 3/4% of the Purchase Price for the first five years of the Initial Term and such annual basic rent is then increased by an additional 5% for each 5 year period thereafter. In addition, the Company and various of its debtor subsidiaries are required, under the Levitz Lease, to vacate certain properties, in whole or in part, during the first three years of the Levitz Lease term. Moreover, within a specified time period, the Company and various of its debtor subsidiaries will also vacate certain portions of the Property, which Klaff-Adler may redevelop, as part of the Warehouse Plan. In the event the Company and various of its debtor subsidiaries do not vacate certain other identified properties, the annual basic rent for each property not vacated shall increase to 10 3/4% of the market value of that parcel, as defined in the Levitz Lease. Further, the Company and various of its debtor subsidiaries shall remain responsible for all rent and other performance obligations under any preexisting lease of the Property.

            Under an order dated May 19, 1999, the Sale-Leaseback
Transaction was approved by the United States Bankruptcy Court for the District of Delaware, and the transactions contemplated by the Sale-Leaseback Transaction were consummated on June 8, 1999.

            The Sale-Leaseback Transaction was intended to permit the Company and various of its debtor subsidiaries to realize the value contained in the Property, yet continue to operate in its current locations. In addition, the proceeds from the Sale- Leaseback Transaction were used to pay down a large portion of the Company's and LFI's debtor-in-possession financing facility.


Disclaimer: This communication contains forward-looking statements as defined by the Private Securities Litigation Reform Act of 1995. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events or performance and underlying assumptions and other statements which are other than statements of historical facts. These statements are subject to uncertainties and risks, including, but not limited to, product and service demand and acceptance, changes in technology, economic conditions, the impact of competition and pricing, government regulation, and other risks defined in this document and in statements filed from time to time with the Securities and Exchange Commission. All such forward-looking statements, whether written or oral, and whether made by or on behalf of the company, are expressly qualified by the cautionary statements and other cautionary statements which may accompany the forward-looking statements. In addition, the companies disclaim any obligation to update and forward-looking statements to reflect events or circumstances after the date hereof.


Item 7.  Financial Statements and Exhibits.

(a)   Not applicable

(b)   Not applicable

(c)   Exhibits:

      10.62 Contract of Sale dated April 20, 1999, by and between Levitz Furniture Corporation and the Various Subsidiaries Set Forth Therein, Klaff Realty, LP, Lubert-Adler Capital Real Estate Fund II, L.P., Lubert-Adler Real Estate Fund II, L.P., and Lubert-Adler Parallel Fund, L.P.

      10.63 First Amendment to Contract of Sale dated June 8, 1999, by and between Levitz Furniture and the Various Subsidiaries Set Forth Therein and the Various Purchasers Set Forth Therein.

      10.64 Unitary Lease dated June 8, 1999, by and between Various Landlords Set Forth Therein and Levitz Furniture Corporation and the Various Subsidiaries Set Forth Therein.

      99.01 Order, Under 11 U.S.C. ss.ss. 363, 365 and 1146(c) and Fed. R. Bankr. P. 6004 and 6006(i) Authorizing Sale-Leaseback Transaction Free and Clear of Liens, Claims, Encumbrances, and Interests and (ii) Determining that the Sale-Leaseback Transaction Is Exempt from Any Stamp, Transfer, Recording, or Similar Tax, approved by the United States Bankruptcy Court for the District of Delaware on May 19, 1999.



                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                       LEVITZ FURNITURE INCORPORATED


                              By:  /s/ Edward P. Zimmer
                                   -------------------------------------
                                   Edward P. Zimmer
                                   Vice President, Secretary and
                                   General Counsel




Date:  July 2, 1999


                               SIGNATURES

            Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                        LEVITZ FURNITURE CORPORATION


                              By:  /s/ Edward P. Zimmer
                                   -------------------------------------
                                   Edward P. Zimmer
                                   Vice President, Secretary and
                                   General Counsel



Date: July 2, 1999


                            INDEX TO EXHIBITS

      Exhibit
      Number                        Exhibit

      10.62 Contract of Sale dated April 20, 1999, by and between Levitz Furniture Corporation and the Various Subsidiaries Set Forth Therein, Klaff Realty, LP, Lubert-Adler Capital Real Estate Fund II, L.P., Lubert-Adler Real Estate Fund II, L.P., and Lubert-Adler Parallel Fund, L.P.

      10.63 First Amendment to Contract of Sale dated June 8, 1999, by and between Levitz Furniture and the Various Subsidiaries Set Forth Therein and the Various Purchasers Set Forth Therein.

      10.64 Unitary Lease dated June 8, 1999, by and between Various Landlords Set Forth Therein and Levitz Furniture Corporation and the Various Subsidiaries Set Forth Therein.

      99.01 Order, Under 11 U.S.C. ss.ss. 363, 365 and 1146(c) and Fed. R. Bankr. P. 6004 and 6006(i) Authorizing Sale-Leaseback Transaction Free and Clear of Liens, Claims, Encumbrances, and Interests and (ii) Determining that the Sale-Leaseback Transaction Is Exempt from Any Stamp, Transfer, Recording, or Similar Tax, approved by the United States Bankruptcy Court for the District of Delaware on May 19, 1999.